STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2003-HC2

Payment Number	11
Beginning Date of Collection Period	01-Aug-04
End Date of Collection Period	31-Aug-04
Payment Date	20-Sep-04
Previous Payment Date	20-Aug-04

Group 1 Funds Disbursement
Collected Funds including Skip-a-Pay and excluding Premium Amount	44,754,332.16
Available Payment Amount	44,443,496.75
Principal Collections	39,243,649.22
Interest Collections (net of servicing fee)	5,199,847.53
Net of Principal Recoveries	5,200,847.53
Principal Recoveries	(1,000.00)
Servicing Fee	338,540.41
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	44,754,332.16
Interest Paid to Notes and Components	1,096,786.20
Principal Paid to Notes and Components	39,561,659.45
Transferor - pursuant to 5.01 (a) (xiv)	3,757,346.10
Servicing Fee	338,540.41

Group 1 Pool Balance
Beginning Pool Balance	812,496,994.79
Principal Collections (including repurchases)	39,243,649.22
Additional Principal Reduction Amount	318,010.23
Ending Pool Balance	772,935,335.34

Group 1 Collateral Performance
Cash Yield (% of beginning balance)	8.18%
Loss Rate (net of principal recoveries; % of beginning pool balance)	0.47%
Net Yield	7.71%
Realized Losses	319,010.23
Cumulative Realized Losses	1,472,819.55
Cumulative Loss Percentage	0.12%
Delinquent Loans
One Payment Principal Balance of loans	29,835,780.44
One Payment Number of loans	280
Two Payments Principal Balance of loans	5,262,276.79
Two Payments Number of loans	55
Three+ Payments Principal Balance of loans	29,085,797.05
Three+ Payments Number of loans	276

Two+ Payments Delinquency Percentage	4.44%
Two+ Payments Rolling Average	3.97%

Group 1 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	7,307
Number of loans outstanding end of period	6,996
Number of REO as of the end of the Collection Period	34
Principal Balance of REO as of the end of the Collection Period	2,863,533.99

Group 1 Overcollateralization
Beginning OC Amount	162,287,972.30
OC Release Amount	0.00
Extra Principal Payment Amount	-
Ending OC Amount	162,287,972.30

Target OC Amount	162,287,972.30
Interim OC Amount	162,287,972.30
Interim OC Deficiency	-

Monthly Excess Cashflow	3,757,346.10
Principal Payment Amount	39,243,649.22
Principal Collections	39,243,649.22
OC Release Amount	0.00

Other Group 1 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 1 Cut-Off Date Pool Balance	1,180,276,162.15
Accrued Servicing Fee unpaid for previous Collection Periods	0.00
Class A-1 Insured Payment Amounts from Insurer	0.00

Group 2 Funds Disbursement
Collected Funds including Skip-a-Pay	7,828,756.88
Available Payment Amount	7,749,683.35
Principal Collections	6,547,070.74
Interest Collections (net of servicing fee)	1,202,612.61
Net of Principal Recoveries	1,202,612.61
Principal Recoveries	0.00
Servicing Fee	79,073.53
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	7,828,756.88
Interest Paid to Notes and Components	257,883.64
Principal Paid to Notes and Components	6,603,764.74
Transferor - pursuant to 5.01 (a) (xiv)	888,034.97
Servicing Fee	79,073.53

Group 2 Pool Balance
Beginning Pool Balance	189,776,467.06
Principal Collections (including repurchases)	6,547,070.74
Additional Principal Reduction Amount	56,694.00
Ending Pool Balance	183,172,702.32

Group 2 Collateral Performance
Cash Yield (% of beginning balance)	8.10%
Loss Rate (net of principal recoveries; % of beginning pool balance)	0.36%
Net Yield	7.75%
Realized Losses	56,694.00
Cumulative Realized Losses	330,956.49
Cumulative Loss Percentage	0.12%
Delinquent Loans
One Payment - Principal Balance of mortgage loans	9,243,909.26
One Payment - Number of mortgage loans	68
Two Payments - Principal Balance of mortgage loans	2,343,229.33
Two Payments - Number of mortgage loans	18
Three+ Payments - Principal Balance of mortgage loans	5,525,242.22
Three+ Payments - Number of mortgage loans	55

Two+ Payments Delinquency Percentage	4.30%
Two+ Payments Rolling Average	3.77%

Group 2 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	1,428
Number of loans outstanding end of period	1,393
Number of REO as of the end of the Collection Period	10
Principal Balance of REO as of the end of the Collection Period	670,926.22

Group 2 Overcollateralization
Beginning OC Amount	39,285,123.64
OC Release Amount	0.00
Extra Principal Payment Amount	0.00
Ending OC Amount	39,285,123.64

Target OC Amount	39,285,123.64
Interim OC Amount	39,285,123.64
Interim OC Deficiency	0.00

Monthly Excess Cashflow	888,034.97
Principal Payment Amount	6,547,070.74
Principal Collections	6,547,070.74
OC Release Amount	0.00

Other Group 2 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 2 Cut-Off Date Pool Balance	285,709,990.10
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Reserve Account
Specified Reserve Target	0.00
Ending Balance of Group 1 Reserve Account Subaccount	0.00
Ending Balance of Group 2 Reserve Account Subaccount	0.00

Interest Calculations
1 month LIBOR	1.60000%
Class A-1 Formula Rate (1M LIBOR plus 29bps)	1.89000%
Class A-1 Note Rate	1.89000%
Class M-1 Formula Rate (1M LIBOR plus 60bps)	2.20000%
Class M-1 Component Rate	2.20000%
Group 1 Available Funds Cap	8.27362%
Class A-2 Formula Rate (1M LIBOR plus 33bps)	1.93000%
Class A-2 Note Rate	1.93000%
Class M-2 Formula Rate (1M LIBOR plus 60bps)	2.20000%
Class M-2 Component Rate	2.20000%
Group 2 Available Funds Cap	9.09182%

Class A-1 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	38.239540
2. Principal Payment per $1,000	37.243336
3. Interest Payment per $1,000	0.996204

B. Calculation of Class A-1 Interest Due & Paid
1. Class A-1 Note Rate	1.89000%
2. Days in Accrual Period	31

3. Class A-1 Interest Due	823,056.36
4. Class A-1 Interest Paid	823,056.36
5. Class A-1 Supplemental Interest Amount Paid	0.00
6. Class A-1 Interest Carry Forward Amount Paid	0.00

7. Class A-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-1 Principal Due & Paid
1. Class A-1 Note Principal Amount, BOP	505,718,196.60
2. Class A-1 Principal Due	30,770,183.71
3. Class A-1 Principal Paid	30,770,183.71
4. Class A-1 Principal Carry Forward Amount Paid	0.00
5. Class A-1 unpaid Principal Carry Forward Amount	0.00
6. Class A-1 Note Principal Amount, EOP	474,948,012.89

7. Class A-1 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.6121066
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.5748633
8. Ending Class A-1 Note Principal Amount as a % of the Pool Balance, EOP	0.6144732

Class A-2 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	26.654350
2. Principal Payment per $1,000	25.681693
3. Interest Payment per $1,000	0.972658

B. Calculation of Class A-2 Interest Due & Paid
1. Class A-2 Note Rate	1.93000%
2. Days in Accrual Period	31

3. Class A-2 Interest Due	194,528.64
4. Class A-2 Interest Paid	194,528.64
5. Class A-2 Supplemental Interest Amount Paid	0.00
6. Class A-2 Interest Carry Forward Amount Paid	0.00

7. Class A-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-2 Principal Due & Paid
1. Class A-2 Note Principal Amount, BOP	117,048,822.67
2. Class A-2 Principal Due	5,136,261.46
3. Class A-2 Principal Paid	5,136,261.46
4. Class A-2 Principal Carry Forward Amount Paid	0.00
5. Class A-2 unpaid Principal Carry Forward Amount	0.00
6. Class A-2 Note Principal Amount, EOP	111,912,561.21

7. Class A-2 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.5852529
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.5595712
8. Ending Class A-2 Note Principal Amount as a % of the Pool Balance, EOP	0.6109675

Class M-1 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	38.402938
2. Principal Payment per $1,000	37.243336
3. Interest Payment per $1,000	1.159602

B. Calculation of Class M-1 Interest Due & Paid
1. Class M-1 Component Rate	2.20000%
2. Days in Accrual Period	31

3. Class M-1 Interest Due	273,729.84
4. Class M-1 Interest Paid	273,729.84
5. Class M-1 Supplemental Interest Amount Paid	0.00
6. Class M-1 Interest Carry Forward Amount Paid	0.00

7. Class M-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-1 Principal Due & Paid
1. Class M-1 Component Principal Amount, BOP	144,490,825.89
2. Class M-1 Principal Due	8,791,475.74
3. Class M-1 Principal Paid	8,791,475.74
4. Class M-1 Principal Carry Forward Amount Paid	0.00
5. Class M-1 Unpaid Principal Carry Forward Amount	0.00
6. Class M-1 Component Principal Amount, EOP	135,699,350.15

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.6121066
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.5748633
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1755637

Class M-2 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	26.790422
2. Principal Payment per $1,000	25.681693
3. Interest Payment per $1,000	1.108729

B. Calculation of Class M-2 Interest Due & Paid
1. Class M-2 Component Rate	2.20000%
2. Days in Accrual Period	31

3. Class M-2 Interest Due	63,355.00
4. Class M-2 Interest Paid	63,355.00
5. Class M-2 Supplemental Interest Amount Paid	0.00
6. Class M-2 Interest Carry Forward Amount Paid	0.00

7. Class M-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-2 Principal Due & Paid
1. Class M-2 Component Principal Amount, BOP	33,442,520.75
2. Class M-2 Principal Due	1,467,503.28
3. Class M-2 Principal Paid	1,467,503.28
4. Class M-2 Principal Carry Forward Amount Paid	0.00
5. Class M-2 Unpaid Principal Carry Forward Amount	0.00
6. Class M-2 Component Principal Amount, EOP	31,975,017.47

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.5852529
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.5595712
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1745621

HOUSEHOLD FINANCE CORPORATION
Household Mortgage Loan Trust 2003-HC2

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of October 15, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC2, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on September 20, 2004

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 14th day of September, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer,

BY: /s/ Phil Krupowicz
A Servicing Officer